Return Stacked Global Stocks & Bonds ETF
Schedule of Investments
October 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 93.2%	Shares	Value
Vanguard Total International Stock ETF (a)	1,173,500	$72,580,975
Vanguard Total Stock Market ETF (a)	408,169	114,707,734
TOTAL EXCHANGE TRADED FUNDS (Cost $175,330,436)		187,288,709

SHORT-TERM INVESTMENTS - 4.8%
Money Market Funds - 4.8%
First American Government Obligations Fund - Class X, 4.78% (b)	9,554,962	9,554,962
TOTAL SHORT-TERM INVESTMENTS (Cost $9,554,962)		9,554,962

TOTAL INVESTMENTS - 98.0% (Cost $184,885,398)		196,843,671
Other Assets in Excess of Liabilities - 2.0%		4,039,801
TOTAL NET ASSETS - 100.0%		$200,883,472
two		–%
Percentages are stated as a percent of net assets.		–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized effective yield as of October 31, 2024.

Return Stacked Global Stocks & Bonds ETF
Schedule of Futures Contracts
October 31, 2024 (Unaudited)

The Return Stacked Global Stocks & Bonds ETF had the following futures contracts outstanding with PhillipCapital Inc.

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
S&P 500 Index	71	12/20/2024	$20,371,675	$374,589
U.S. Treasury 10 Year Notes	444	12/19/2024	49,048,125	(1,511,012)
U.S. Treasury 2 Year Notes	243	12/31/2024	50,044,711	(388,677)
U.S. Treasury 5 Year Notes	462	12/31/2024	49,542,281	(1,041,788)
U.S. Treasury Long Bonds	405	12/19/2024	47,777,344	(2,529,670)
Net Unrealized Appreciation (Depreciation)				$(5,096,558)

Summary of Fair Value Disclosure as of October 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2024:

Return Stacked Global Stocks & Bonds ETF

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$187,288,709	$–	$–	$187,288,709
Money Market Funds	9,554,962	–	–	9,554,962
Total Investments	$196,843,671	$–	$–	$196,843,671

Other Financial Instruments*:
Futures Contracts	$374,589	$–	$–	$374,589
Total Other Financial Instruments	$374,589	$–	$–	$374,589

Liabilities:
Other Financial Instruments*:
Futures Contracts	$(5,471,147)	$–	$–	$(5,471,147)
Total Other Financial Instruments	$(5,471,147)	$–	$–	$(5,471,147)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of October 31, 2024.